Exhibit 99.1
Doximity Announces Fiscal 2023 Second Quarter Financial Results
Q2 total revenues of $102.2 million, up 29% year-over-year
Q2 operating cash flow of $39.5 million, up 106% year-over-year
Q2 free cash flow of $37.7 million, up 109% year-over-year

SAN FRANCISCO, Calif., November 10, 2022 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2023 second quarter ended September 30, 2022.
“We were pleased to beat on both our top and bottom lines while delivering our first nine-figure revenue quarter,” said Jeff Tangney, co-founder and CEO at Doximity. “Our telehealth platform grew to a record 370,000 quarterly active clinicians. We will continue to invest in building tools to help physicians save time, so they can provide better care for their patients.”
Fiscal 2023 Second Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2021.
•Revenue: Revenue of $102.2 million, versus $79.4 million, an increase of 29% year-over-year.
•Net income and non-GAAP net income: Net income of $26.3 million, versus $36.1 million, representing a margin of 26%, versus 45%. Non-GAAP net income of $36.2 million, versus $41.6 million, representing a margin of 35%, versus 52%.
•Adjusted EBITDA: Adjusted EBITDA of $46.0 million, versus $32.8 million, an increase of 40% year-over-year, representing adjusted EBITDA margins of 45%, versus 41%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.12, versus $0.17, while non-GAAP diluted net income per share was $0.17, versus $0.19.
•Operating cash flow and free cash flow: Operating cash flow of $39.5 million, versus $19.2 million, and free cash flow of $37.7 million, versus $18.1 million.
Financial Outlook
Doximity is providing guidance for its fiscal third quarter ending December 31, 2022 as follows:
•Revenue between $110.7 million and $111.7 million.
•Adjusted EBITDA between $47.7 million and $48.7 million.
Doximity is reiterating its guidance for its fiscal year ending March 31, 2023 as follows:
•Revenue between $424.0 million and $432.0 million.
•Adjusted EBITDA between $178.0 million and $186.0 million.
Stock Repurchase Program
The board of directors of Doximity authorized another program to repurchase up to $70 million of the Company’s Class A common stock. The repurchases are expected to be executed from time to time over the next 12 months, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through Rule 10b5-1 plans.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The Company's network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients. For more information, visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the Annual Report on Form 10-K that was filed with the SEC on May 27, 2022. Additional information will be provided in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2022	March 31, 2022
Assets
Current assets:
Cash and cash equivalents	$73,674	$112,809
Marketable securities	676,317	685,304
Accounts receivable, net	79,236	81,073
Prepaid expenses and other current assets	15,691	19,439
Deferred contract costs, current	2,999	5,512
Total current assets	847,917	904,137
Property and equipment, net	11,647	8,488
Deferred income tax assets	50,583	48,558
Operating lease right-of-use assets	14,894	1,087
Intangible assets, net	34,232	7,909
Goodwill	67,940	18,915
Other assets	1,130	2,263
Total assets	$1,028,343	$991,357
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,106	$463
Accrued expenses and other current liabilities	26,408	25,270
Deferred revenue, current	89,616	84,907
Operating lease liabilities, current	1,013	642
Total current liabilities	118,143	111,282
Deferred revenue, non-current	166	78
Operating lease liabilities, non-current	14,625	447
Contingent earn-out consideration liability, non-current	15,422	—
Other liabilities, non-current	1,023	956
Total liabilities	149,379	112,763

Stockholders' Equity
Preferred stock	—	—
Common stock	192	192
Additional paid-in capital	730,582	702,589
Accumulated other comprehensive loss	(21,559)	(15,294)
Retained earnings	169,749	191,107
Total stockholders' equity	878,964	878,594
Total liabilities and stockholders’ equity	$1,028,343	$991,357

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
Revenue	$102,185	$79,350	$192,824	$152,019
Cost of revenue(1)	13,210	8,951	26,287	16,937
Gross profit	88,975	70,399	166,537	135,082
Operating expenses(1):
Research and development	19,104	15,460	38,126	28,701
Sales and marketing	29,021	21,161	57,155	40,532
General and administrative	8,749	8,827	17,473	16,023
Total operating expenses	56,874	45,448	112,754	85,256
Income from operations	32,101	24,951	53,783	49,826
Other income, net	908	420	1,712	465
Income before income taxes	33,009	25,371	55,495	50,291
Provision for (benefit from) income taxes	6,710	(10,717)	6,813	(12,119)
Net income	$26,299	$36,088	$48,682	$62,410
Undistributed earnings attributable to participating securities	—	—	—	(18,326)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$26,299	$36,088	$48,682	$44,084
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.14	$0.19	$0.25	$0.32
Diluted	$0.12	$0.17	$0.23	$0.27
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	193,137	186,171	193,042	137,154
Diluted	213,949	216,672	214,452	166,066
(1) Costs and expenses include stock-based compensation expense as follows:

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
Cost of revenue	$2,392	$793	$4,514	$1,061
Research and development	2,862	1,859	5,414	2,829
Sales and marketing	3,982	1,866	7,056	2,894
General and administrative	2,117	2,154	3,875	5,015
Total stock-based compensation expense	$11,353	$6,672	$20,859	$11,799

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
Cash flows from operating activities
Net income	$26,299	$36,088	$48,682	$62,410
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,589	1,158	4,959	2,311
Deferred income taxes	—	—	105	—
Stock-based compensation, net of amounts capitalized	11,353	6,672	20,859	11,799
Non-cash lease expense	551	286	952	569
Amortization of premium on marketable securities, net	1,218	1,264	2,673	1,561
Loss (gain) on sale of marketable securities	463	(72)	500	(70)
Amortization of deferred contract costs	2,072	2,452	4,839	5,656
Other	37	288	7	195
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(3,339)	(9,978)	2,194	(5,556)
Prepaid expenses and other assets	2,405	(14,867)	3,651	(17,728)
Deferred contract costs	(1,476)	(1,483)	(2,342)	(2,975)
Accounts payable, accrued expenses and other liabilities	1,635	1,478	(4,474)	(780)
Deferred revenue	(4,280)	(3,967)	1,872	(4,427)
Operating lease liabilities	(13)	(167)	(211)	(638)
Net cash provided by operating activities	39,514	19,152	84,266	52,327
Cash flows from investing activities
Cash paid for acquisition	—	—	(53,500)	—
Purchases of property and equipment	(766)	(200)	(1,476)	(241)
Internal-use software development costs	(1,051)	(900)	(2,466)	(1,671)
Purchases of marketable securities	(82,307)	(1,088,768)	(91,177)	(1,156,143)
Maturities of marketable securities	16,167	24,787	24,438	35,551
Sales of marketable securities	49,434	531,076	64,158	531,076
Net cash used in investing activities	(18,523)	(534,005)	(60,023)	(591,428)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	—	—	553,905
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,570	2,323	5,584	5,060
Proceeds from issuance of common stock in connection with the employee stock purchase plan	2,341	—	2,341	—
Taxes paid related to net share settlement of equity awards	(1,152)	(56)	(1,261)	(56)
Repurchase of common stock	(61,168)	—	(70,042)	(2,698)
Payments of deferred offering costs	—	(2,214)	—	(3,982)
Net cash provided by (used in) financing activities	(57,409)	53	(63,378)	552,229
Net increase (decrease) in cash and cash equivalents	(36,418)	(514,800)	(39,135)	13,128
Cash and cash equivalents, beginning of period	110,092	594,321	112,809	66,393
Cash and cash equivalents, end of period	$73,674	$79,521	$73,674	$79,521

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics1
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000: The number of customers with TTM subscription revenue greater than $100,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.
1 The metric excludes the impact of the AMiON acquisition, which closed on April 1, 2022, including customers of, and subscription revenue generated from, the AMiON on-call scheduling and messaging application and was immaterial to the periods presented.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except percentages)
Net income	$26,299	$36,088	$48,682	$62,410
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	30	—
Stock-based compensation	11,353	6,672	20,859	11,799
Depreciation and amortization	2,589	1,158	4,959	2,311
Provision for (benefit from) income taxes	6,710	(10,717)	6,813	(12,119)
Change in fair value of contingent earn-out consideration liability	(40)	—	(94)	—
Other income, net	(908)	(420)	(1,712)	(465)
Adjusted EBITDA	$46,003	$32,781	$79,537	$63,936

Revenue	$102,185	$79,350	$192,824	$152,019
Net income margin	26%	45%	25%	41%
Adjusted EBITDA margin	45%	41%	41%	42%

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$39,514	$19,152	$84,266	$52,327
Purchases of property and equipment	(766)	(200)	(1,476)	(241)
Internal-use software development costs	(1,051)	(900)	(2,466)	(1,671)
Free cash flow	$37,697	$18,052	$80,324	$50,415
Other cash flow components:
Net cash used in investing activities	$(18,523)	$(534,005)	$(60,023)	$(591,428)
Net cash provided by (used in) financing activities	$(57,409)	$53	$(63,378)	$552,229

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$13,210	$8,951	$26,287	$16,937
Adjusted to exclude the following:
Stock-based compensation	(2,392)	(793)	(4,514)	(1,061)
Amortization of acquired intangibles	(137)	—	(273)	—
Non-GAAP cost of revenue	$10,681	$8,158	$21,500	$15,876

GAAP gross profit	$88,975	$70,399	$166,537	$135,082
Adjusted to exclude the following:
Stock-based compensation	2,392	793	4,514	1,061
Amortization of acquired intangibles	137	—	273	—
Non-GAAP gross profit	$91,504	$71,192	$171,324	$136,143

GAAP gross margin	87%	89%	86%	89%
Non-GAAP gross margin	90%	90%	89%	90%

GAAP research and development expense	$19,104	$15,460	$38,126	$28,701
Adjusted to exclude the following:
Stock-based compensation	(2,862)	(1,859)	(5,414)	(2,829)
Non-GAAP research and development expense	$16,242	$13,601	$32,712	$25,872

GAAP sales and marketing expense	$29,021	$21,161	$57,155	$40,532
Adjusted to exclude the following:
Stock-based compensation	(3,982)	(1,866)	(7,056)	(2,894)
Amortization of acquired intangibles	(1,061)	(265)	(2,124)	(530)
Change in fair value of contingent earn-out consideration liability	40	—	94	—
Non-GAAP sales and marketing expense	$24,018	$19,030	$48,069	$37,108

GAAP general and administrative expense	$8,749	$8,827	$17,473	$16,023
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(30)	—
Stock-based compensation	(2,117)	(2,154)	(3,875)	(5,015)
Non-GAAP general and administrative expense	$6,632	$6,673	$13,568	$11,008

GAAP operating expense	$56,874	$45,448	$112,754	$85,256
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	(30)	—
Stock-based compensation	(8,961)	(5,879)	(16,345)	(10,738)
Amortization of acquired intangibles	(1,061)	(265)	(2,124)	(530)
Change in fair value of contingent earn-out consideration liability	40	—	94	—
Non-GAAP operating expense	$46,892	$39,304	$94,349	$73,988

	Three Months Ended September 30,		Six Months Ended September 30,
	2022	2021	2022	2021
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$32,101	$24,951	$53,783	$49,826
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	30	—
Stock-based compensation	11,353	6,672	20,859	11,799
Amortization of acquired intangibles	1,198	265	2,397	530
Change in fair value of contingent earn-out consideration liability	(40)	—	(94)	—
Non-GAAP operating income	$44,612	$31,888	$76,975	$62,155

GAAP net income	$26,299	$36,088	$48,682	$62,410
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	30	—
Stock-based compensation	11,353	6,672	20,859	11,799
Amortization of acquired intangibles	1,198	265	2,397	530
Change in fair value of contingent earn-out consideration liability	(40)	—	(94)	—
Income tax effect of non-GAAP adjustments (1)	(2,627)	(1,457)	(4,870)	(2,589)
Non-GAAP net income	$36,183	$41,568	$67,004	$72,150
Non-GAAP net income margin	35%	52%	35%	47%

GAAP undistributed earnings attributable to participating securities	$—	$—	$—	$(18,326)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	—	—	(2,055)
Non-GAAP undistributed earnings attributable to participating securities	$—	$—	$—	$(20,381)

Non-GAAP net income	$36,183	$41,568	$67,004	$72,150
Non-GAAP undistributed earnings attributable to participating securities	—	—	—	(20,381)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$36,183	$41,568	$67,004	$51,769

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	193,137	186,171	193,042	137,154
Diluted	213,949	216,672	214,452	166,066

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.19	$0.22	$0.35	$0.38
Diluted	$0.17	$0.19	$0.31	$0.31
(1) For the three and six months ended September 30, 2022 and 2021, management used an estimated annual effective non-GAAP tax rate of 21.0%.